                          CENTENNIAL NEW YORK TAX EXEMPT TRUST
                         Supplement dated June 20, 2002 to the
                           Prospectus dated November 1, 2001

The Prospectus is changed as follows:

1.   The second paragraph under the caption:  "What does the Trust Mainly Invest In?" on page 3 of the prospectus is changed to read as follows:

     The Trust normally attempts to invest 100% of its assets in municipal securities and as a fundamental policy, the Fund will invest under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in investments the income from which is exempt from federal, New York State and New
     York City income tax for individual investors in the opinion of bond counsel to the respective issuer.  Such investments may include obligations of the State of
     New York and its political subdivisions, agencies and instrumentalities or obligations of commonwealths or territories of the United States, or their agencies, instrumentalities or authorities the interest from which is not subject to New York State and New York City personal income tax in the opinion of bond counsel to the respective issuer.  Securities that generate income that is subject to alternative minimum taxes will not count towards that 80% threshold.

June 20, 2002                                                          PS0780.006